UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 27, 2017

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Interest Purchase Agreement

On February 27, 2017, Avnet, Inc. (“Avnet”) and Tech Data Corporation (“Tech Data”) entered into an amendment (the “First Amendment”) to the Interest Purchase Agreement by and between Tech Data and Avnet dated as of September 19, 2016 (the “Interest Purchase Agreement”). The Interest Purchase Agreement was amended to, among other things, (i) modify the definition of “Retained Business” so as to exclude the business of integration and resale of certain technology products in the United States to certain customers and (ii) remove Avnet’s obligation to repay certain third-party indebtedness.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 27, 2017, Tech Data, pursuant to the Interest Purchase Agreement, acquired all the shares of AVT Technology Solutions LLC and TS DivestCo B.V., which together hold all assets and liabilities primarily relating to the technology solutions business of Avnet (the “Acquisition”). In consideration for the Acquisition, Tech Data issued 2,785,402 shares of its common stock, representing approximately 7.3% of Tech Data’s outstanding common stock after giving effect to the issuance of the new shares in connection with the Acquisition. The cash consideration for the transaction totaled approximately $2.4 billion, and was funded with (a) borrowings under Tech Data’s $1.0 billion Term Loan Credit Agreement dated November 2, 2016 (as amended) among Tech Data, Bank of America, N.A., as administrative agent, and each lender party thereto, (b) amounts received from the offering of Tech Data’s $500,000,000 aggregate principal amount of 3.700% Senior Notes due 2022 and its $500,000,000 aggregate principal amount of 4.950% Senior Notes due 2027, (c) drawings under other credit facilities and (d) cash on hand.

The foregoing description of the Acquisition and the Interest Purchase Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Interest Purchase Agreement, which was filed as Exhibit 2.1 to Tech Data’s Current Report on Form 8-K filed with the SEC on September 19, 2016, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 27, 2017, Tech Data issued a press release regarding the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release is furnished and not filed, pursuant to Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Tech Data will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

Tech Data will file any financial statements required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits

The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: February 27, 2017	/s/ Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Interest Purchase Agreement, dated February 27, 2017, by and between Avnet, Inc. and Tech Data Corporation.*

99.1	Press Release, dated February 27, 2017 (furnished pursuant to Regulation FD).

*

Tech Data has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplemental copies to the Securities and Exchange Commission of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.